UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                      Date of Report
                      (Date of earliest event reported):                              December 1, 2010

              REGAL BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2010, Regal Beloit Corporation (the “Company”) announced that Mark J. Gliebe, currently President and Chief Operating Officer and a Director of the Company, will assume the role of Chief Executive Officer effective at the Company’s next  Annual Meeting of Shareholders, expected to take place in May 2011.  Henry W. Knueppel, the Company’s current Chairman and Chief Executive Officer, will remain as Executive Chairman of the Company through the end of 2011 to complete an orderly transition.  Additional information concerning Mr. Knueppel’s and Mr. Gliebe’s respective backgrounds is set forth below.

Officer	Age	Title Effective May 2, 2011	Business Experience
Henry W. Knueppel	61	Executive Chairman
Chairman of the Board and Chief Executive Officer of the Company since April 2006; elected Chief Executive Officer April 2005; President and Chief Operating Officer from 2002-2005; Executive Vice President from 1987-2002; employed by the Company since 1979; director, Harsco Corporation.

Mark J. Gliebe	49	Chief Executive Officer
President and Chief Operating Officer of the Company since December 2006; Vice President and President-Electric Motors Group of the Company from January 2005 to December 2005; prior thereto employed by General Electric Company (a diversified industrial and commercial manufacturing corporation) as the General Manager of GE Motors & Controls in the GE Consumer & Industrial business unit from 2000-2004.

A copy of the Company’s news release announcing these changes is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.                        Regulation FD Disclosure.

On December 1, 2010, the Company issued a news release providing revised guidance for the fourth quarter 2010 and announcing that it has signed an agreement to acquire Unico, Inc.  A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                        Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	News Release of Regal Beloit Corporation, dated December 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         REGAL BELOIT CORPORATION

                Date:  December 1, 2010                                                                             By: /s/ Peter C. Underwood
                                               Peter C. Underwood
                                  Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated December 1, 2010

Exhibit
Number

(99.1)	News Release of Regal Beloit Corporation, dated December 1, 2010.